EXHIBIT 25.1


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)    [ ]



                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                              13-5160382
(State of incorporation                               (I.R.S. employer
if not a U.S. national bank)                          identification no.)

48 Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)              (Zip code)


                               FedEx Corporation
              (Exact name of obligor as specified in its charter)


Delaware                                               62-1721435
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


942 South Shady Grove Rd
Memphis, Tennessee                                     38120
(Address of principal executive offices)               (Zip code)

                             ----------------------

                  FedEx Corporation New 6 5/8% Notes due 2004
                  FedEx Corporation New 6 7/8% Notes due 2006
                  FedEx Corporation New 7 1/4% Notes due 2011
                      (Title of the indenture securities)


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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                       Address
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     Superintendent of Banks of the State of    2 Rector Street
     New York                                   New York,  N.Y. 10006,
                                                and Albany, N.Y. 12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                                N.Y. 10045

     Federal Deposit Insurance Corporation      Washington, D.C. 20429

     New York Clearing House Association        New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Atlanta, and State of Georgia, on the 24th day of April, 2001.


                                                    THE BANK OF NEW YORK


                                                    By:/s/ Stefan Victory
                                                       -------------------------
                                                       Name:  Stefan Victory
                                                       Title: Agent


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                             EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of FedEx Corporation Notes, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                            THE BANK OF NEW YORK


                                            By: /s/ Stefan Victory
                                               --------------------------------
                                               Stefan Victory, Agent



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                             EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286


     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
                                                                  in Thousands
ASSETS
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Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin............................     $ 3,083,720
         Interest-bearing balances..........................       4,949,333
Securities:
         Held-to-maturity securities........................         740,315
         Available-for-sale securities......................       5,328,981
Federal funds sold and securities
         purchased under agreements to resell...............       5,695,708
Loans and lease financing receivables:
         Loans and leases,
           net of unearned income. . . . .        36,590,456
         LESS: Allowance for loan and
           lease losses. . . . . . . . . .           598,536
         LESS: Allocated transfer
           risk reserve. . . . . . . . . .            12,575
         Loans and leases, net of unearned
           income and allowance and reserve.................      35,979,345
Trading Assets .............................................      11,912,448
Premises and fixed assets (including
         capitalized leases)................................         763,241
Other real estate owned.....................................           2,925
Investments in unconsolidated
         subsidiaries and associated
         companies..........................................         183,836
Customers' liability to this bank
         on acceptances outstanding.........................         424,303
Intangible assets...........................................       1,378,477
Other assets................................................       3,823,797
                                                                 -----------
Total assets................................................     $74,266,429
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LIABILITIES
-----------
Deposits:


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         In domestic offices................................     $28,328,548
         Noninterest-bearing . . . . . . .        12,637,384
         Interest-bearing. . . . . . . . .        15,691,164
         In foreign offices, Edge and
           Agreement subsidiaries, and IBFs.................      27,920,690
         Noninterest-bearing . . . . . . .           470,130
         Interest-bearing. . . . . . . . .        27,450,560
Federal funds purchased and securities
         sold under agreements to repurchase ...............       1,437,916
Demand notes issued to the
         U.S. Treasury......................................         100,000
Trading liabilities.........................................       2,049,818
Other borrowed money:
         With remaining maturity of one year
           or less..........................................       1,279,125
         With remaining maturity of more
           than one year through three years................               0
         With remaining maturity of more
           than three years.................................          31,080
Bank's liability on acceptances
           executed and outstanding.........................         427,110
Subordinated notes and debentures...........................       1,646,000
Other liabilities...........................................       4,604,478
                                                                 -----------
Total liabilities...........................................      67,824,765
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EQUITY CAPITAL
--------------
Common stock................................................       1,135,285
Surplus.....................................................       1,008,775
Undivided profits and capital
         reserves...........................................       4,308,492
Net unrealized holding gains (losses)
         on available-for-sale securities...................          27,768
Cumulative foreign currency
         translation adjustments............................               0
Total equity capital........................................       6,441,664
                                                                 -----------
Total liabilities and equity capital........................     $74,266,429
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     I, Thomas J. Masiro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Thomas J. Masiro


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.



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Thomas A. Renyi     )
Gerald L. Hassell   )        Directors
Allen R. Griffith   )


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